Cova Series Trust
                       Form: N-SAR June 30, 2000
                          Attachment- Item 77C

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              Matters submitted to a vote of security holders

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A special meeting of the Funds' shareholders was held on January 6, 2000, as adjourned from December 23, 1999. The results of votes taken among shareholders on proposals before them are reported below.

Proposal 1:
    To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

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Name of Portfolio             FOR           AGAINST          ABSTAIN
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J.P. Morgan:
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Quality Bond              8,691,406.774      79,946.014      198,606.356
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Small Cap Stock           6,077,177.487      37,360.639      211,859.963
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Large Cap Stock          12,184,212.280      75,152.574      306,007.895
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Select Equity            14,886,139.727      84,172.180      409,902.260
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International Equity      8,166,318.635      49,903.063      236,732.570
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Lord, Abbett & Co.:
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Bond Debenture           13,122,272.625      86,410.035      420,341.120
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Mid-Cap Value             2,462,281.489       9,053.062       73,431.172
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Large Cap Research        2,200,043.069           0.000       64,962.829
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Developing Growth         2,032,302.306      17,915.644       72,575.772
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Lord Abbett Growth and Income
                         35,394,437.195     248,869.019    1,178,927.909
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Mississippi Valley Advisors Inc.:
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Balanced                    622,428.276      18,133.335       23,004.638
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Equity Income               458,726.574       2,578.520       11,462.263
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Growth & Income Equity    1,034,850.037           0.000       28,214.795
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Riggs Bank:
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Riggs Stock                  11,942.215           0.000            0.000
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Riggs U.S. Government Securities
                             21,483.451           0.000            0.000
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Proposal 2:
    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

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Name of Portfolio           FOR               AGAINST            ABSTAIN
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J.P. Morgan
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Quality Bond               8,694,267.577      80,941.416        194,750.150
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Small Cap Stock            6,077,447.504      52,260.865        196,689.720
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Large Cap Stock           12,232,013.184      72,413.984        260,945.581
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Select Equity             14,896,949.669      92,745.539        390,518.958
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International Equity       8,143,073.567      63,584.094        246,296.607
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Proposal 3:
    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

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Name of Portfolio            FOR             AGAINST           ABSTAIN
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Lord, Abbett:
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Bond Debenture            13,164,795.350      91,879.238        372,349.193
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Mid-Cap Value              2,469,786.540       4,786.053         70,193.129
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Large Cap Research         2,197,789.176           0.000         67,216.722
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Developing Growth          2,044,088.035      14,413.495         64,242.193
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Lord Abbett Growth and Income
                          35,428,800.441     269,039.875      1,124,393.808
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Proposal 4:
     To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

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Name of Portfolio            FOR             AGAINST           ABSTAIN
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Mississippi Valley Advisors Inc.:
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Balanced                     621,704.426      18,133.335         23,728.489
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Equity Income                458,726.574           0.000         14,040.784
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Growth & Income Equity     1,029,055.878           0.000         34,008.954
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Proposal 5:
     To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

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Name of Portfolio             FOR             AGAINST            ABSTAIN
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Riggs Bank:
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Riggs Stock                   11,942.215           0.000              0.000
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Riggs U.S. Government Securities
                              21,483.451           0.000              0.000
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